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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       October 21, 2003
                                                  -----------------------------

                          DELPHI FINANCIAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)


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
         Delaware                   001-11462                  13-3427277
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(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)
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
1105 North Market Street, Suite 1230, P.O. Box 8985, Wilmington, DE     19899
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(Address of principal executive offices)                              (ZIP Code)
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Registrant's telephone number, including area code   302-478-5142
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Item 7.  Financial Statements and Exhibits

(a)  Not applicable.
(b)  Not applicable.
(c)  Exhibits.

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
     Exhibit Number    Description of Exhibits
     --------------    -----------------------
          99.1         Registrant's October 21, 2003 press release.
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Item 12. Results of Operations and Financial Condition

On October 21, 2003, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Note: The information in this report (including the exhibit) is furnished pursuant to "Item 12. Results of Operations and Financial Condition" and shall not be deemed to be "filed" for purposes of Section 18 of the Securities
Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, unless incorporated by specific reference in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                      DELPHI FINANCIAL GROUP, INC.

                                      /s/ ROBERT ROSENKRANZ
                                      ----------------------------------------
                                      Robert Rosenkranz
                                      Chairman of the Board, President
                                      and Chief Executive Officer
                                      (Principal Executive Officer)

Date: October 21, 2003
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